UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 22, 2008
FLOW INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12448	91-1104842
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
23500 — 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices) (Zip Code)
(253) 850-3500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
ANNUAL REPORT UPDATE
     Flow International Corporation (“Flow” or the “Company”) is filing this Current Report on Form 8-K to update certain historical information included in its Annual Report on Form 10-K for the year ended April 30, 2008 filed with the Securities and Exchange Commission on July 11, 2008, (the “Form 10-K”). In particular, the Company is updating historical results to reflect the reorganization of its business segments.
     As reported in its Quarterly Report on Form 10-Q for the period ended July 31, 2008, effective May 1, 2008, the Company modified its internal reporting process and the manner in which the business is managed and in turn, reassessed its segment reporting. As a result of this process, the Company is now reporting its operating results to the chief operating decision maker based on market segments which has resulted in a change to the operating and reportable segments. Previously, the Company managed its business based on geography. The Company’s change in operating and reportable segments from a geographic basis to market segments is consistent with management’s long-term growth strategy. The Company’s new reportable segments are Standard and Advanced. The Standard segment includes sales and expenses related to the Company’s cutting and cleaning systems using ultrahigh-pressure water pumps as well as parts and services to sustain these installed systems. Systems included in this segment do not require significant custom configuration. The Advanced segment includes sales and expenses related to the Company’s complex aerospace and automation systems which require specific custom configuration and advanced features to match unique customer applications as well as parts and services to sustain these installed systems.
     The following items of the Form 10-K are being recast to reflect the Company’s reorganization of its reporting segments:
•	Business and Properties (Part I, Items 1 and 2)(filed as Exhibit 99.1 hereto and incorporated herein by reference);

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Part II, Item 7)(filed as Exhibit 99.2 hereto and incorporated herein by reference); and

•	Consolidated Financial Statements and Supplementary Data (Part II, Item 8)(filed as Exhibit 99.3 hereto and incorporated herein by reference).
     This new presentation has no effect on the Company’s reported total net income for any reporting period. Other than as required to reflect the changes in segment presentation as described above and the subsequent events disclosure in Note19 to the Consolidated Financial Statements, the information presented in the Exhibits referenced above does not reflect events occurring after the filing of the Form 10-K for the year ended April 30, 2008. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for Part I, Items 1 and 2 and Part II, Items 7, and 8) and the Company’s other periodic reports on Form 10-Q and Form 8-K that have been filed with the Securities and Exchange Commission.
     Further, subsequent to the filing of its Form 10-K for the year ended April 30, 2008 with the Securities and Exchange Commission on July 11, 2007, the Company identified a clerical error in its Consolidated Statement of Cash Flows. This clerical error has been corrected in this report and has caused the following change:
     * Consolidated Statements of Cash Flows, Cash Provided by Operating Activities in fiscal year 2008 reported as $(13,971) is changed to $13,971.
ITEM 9.01. Financial Statements and Exhibits
       (d) Exhibits

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Business and Properties, revised only to reflect the change in reportable segments

99.2	MD&A, revised only to reflect the change in reportable segments

99.3	Financial Statements, revised to reflect the change in reportable segments, the subsequent events disclosure in Note19 and to reflect the correction of a clerical error in the Consolidated Statements of Cash Flows

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Charles M. Brown Charles M. Brown
Principal Executive Officer
September 22, 2008

/s/ Douglas P. Fletcher Douglas P. Fletcher
Principal Financial Officer
September 22, 2008

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